SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION
                           PROXY STATEMENT PURSUANT TO
              SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

Check the appropriate box:
        /x /     Preliminary proxy statement
        /  /     Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
        /  /     Definitive Proxy Statement
        /  /     Definitive Additional Materials
        /  /     Soliciting Material Pursuant to Rule 14a-12

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                        RIDGEWOOD ELECTRIC POWER TRUST IV
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(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

 (1)    Title of each class of securities to which transaction applies:
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 (2)    Aggregate number of securities to which transaction applies:
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 (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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 (4)    Proposed maximum aggregate value of transaction: $___________
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/ /     Fee paid previously with preliminary materials:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:
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(2)     Form, Schedule or Registration Statement no.:
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(4)     Date Filed:
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
RIDGEWOOD POWER LLC
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Robert E. Swanson, President

TO:      All Ridgewood Power Shareholders                       October __, 2001

RE:      Enclosed Consent Solicitation Statements

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Enclosed please find a Consent Solicitation  Statement and Consent Form for each
Ridgewood Power Trust in which you are an investor. We are sending the identical cover letter to Ridgewood Power Shareholders in each Trust. We are sending separate Consent Solicitation Statements and Consent Forms for each Trust in which you are an investor. About 70% of the Ridgewood Power Shares are owned by repeat investors (people in at least two programs). A large number of investors are in four, five, or all six Ridgewood Power Trusts. Some of you will receive one Consent Solicitation Statement, and must vote once; other Shareholders will receive multiple Consent Solicitation Statements and must vote once for each Ridgewood Trust that you own. If you do not vote, it has the same effect as a "no" vote. If you own shares in more than one Trust, voting on one Consent Form will only count for one Trust and not the others. You must complete each Trust's form.

THE PURPOSE OF THESE PROPOSALS

The legal and regulatory status of the respective Ridgewood Power Trusts have evolved over a period of approximately ten years. As a result, the individual terms and regulatory status of each individual Ridgewood Power Trust varies to some degree from the terms and status of each other Ridgewood Power Trust. Assuming that the proposals described in the Consent Solicitation Statements are approved by the required Shareholder vote in each of the six Trusts, the end result will be that the terms and regulatory status of all Ridgewood Power Trusts will all be the same. Thereafter, if we proceed to a consolidation of the Ridgewood Power Trusts, those activities can be more easily effectuated.

Presently, Ridgewood Power Trusts I, II, and III are regulated as Business Development Companies (BDC's) under the 1940 Investment Company Act. Trusts IV and V, The Ridgewood Power Growth Fund, and the Ridgewood/Egypt Fund are not regulated as BDC's (but are subject to other provisions of the securities laws). The purpose of these proposals is to have all of the Ridgewood Power Trusts have the same legal and regulatory status. Among other things enumerated in the Consent Solicitation Statements, Shareholders of Power Trusts I, II, and III are being asked to approve the elimination of BDC status for those three Trusts so that they will have the same status as the other four Trusts. In addition to eliminating BDC status, the Consent Solicitation Statements also include proposals that will amend the Declaration of Trust to eliminate provisions that were included to meet the BDC requirements. These include elimination of the requirement that the Trusts have a board, a majority of whose members are independent trustees.

Power Trust IV originally had been a BDC. In October 1996 Shareholders voted to approve termination of BDC status. As the Trust IV Consent Solicitation Statement enumerates, the Declaration of Trust continues to include provisions that were originally included to meet the requirements applicable to BDC's. These included a requirement of a board of independent trustees. We are now asking you to amend the Declaration of Trust to eliminate these requirements.

Power Trust V and The Growth Fund never elected BDC status in the first place. The Declaration of Trust for these two trusts included some provisions that were similar to those included for the Trusts that were BDC's, including an independent panel made up of independent members. In order to conform all of the Trusts, we propose to eliminate these provisions.

The Managing Shareholder believes that the elimination of BDC status for Trusts I, II and III, and the changes to the Declaration of Trust for all of the Trusts will simplify the operations of the Trusts and eliminate administrative burdens and expenses. Accordingly, the Managing Shareholder believes that the proposals are in the best interests of the Shareholders and recommends that the Shareholders vote for the proposals.

The Shareholders should note that compliance with the BDC requirements and approval of certain transactions by independent Trustees could provide certain benefits to the Shareholders. The Managing Shareholder believes that the benefits from the proposals outweigh any potential disadvantages and recommends that the Shareholders approve the proposals. The benefits and risks from the proposals are discussed in more detail in the Consent Solicitation Statement for your Trust.

PLEASE READ EACH CONSENT SOLICITATION STATEMENT CAREFULLY

DO NOT CONSIDER THIS LETTER as a summary or an explanation of the Consent Solicitation Statement. This letter is merely an introduction to them so that they have a context as you read them. We believe an introduction is particularly important for Shareholders who are receiving several Consent Solicitation Statements. We realize that there is a great deal to read.

We have separate Consent Forms for each Trust so that we may have an original ballot in the file for each Trust.

Thank you for your cooperation.


/s/ Robert E. Swanson

RIDGEWOOD ELECTRIC POWER TRUST IV
947 Linwood Avenue, Ridgewood, New Jersey 07450-2939

                       NOTICE OF SOLICITATION OF CONSENTS

To the Investors of RIDGEWOOD ELECTRIC POWER TRUST IV:

Notice is Hereby Given that Ridgewood Power LLC, the Managing Shareholder (the "Managing Shareholder"), is soliciting the consent of the holders of the Investor Shares of Ridgewood Electric Power Trust IV, a Delaware business trust (the "Trust") to a proposal to amend the Trust's Amended and Restated Declaration of Trust (the "Declaration"). This proposal is being submitted to conform the Declaration to the declaration of trust of other funds managed by the Managing Shareholder and to eliminate certain provisions that had originally been included in the Declaration because the Trust was a business development company under the Investment Company Act of 1940. Among other things, the proposal provides for the elimination of the requirement that the Trust have a Board and Independent Trustees. The Managing Shareholder intends to submit similar proposals to five other funds that are managed by the Managing Shareholder, three of which are business development companies. The Managing Shareholder believes that approval of the amendment proposal will eliminate administrative burdens to which the Trust is currently subject and simplify the operations of the Trust.

Only Investors of record at the close of business on __________ __, 2001, will be entitled to notice of the solicitation and to grant or withhold consents. The consents will be tabulated at the Managing Shareholder's principal offices, located at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939 at 5:00 p.m., prevailing local time, on __________, __________ __, 2001, or on such later date (but not later than __________ __, 2001) to which the Managing Shareholder may adjourn the tabulation.


By order of the Managing Shareholder:             Mary Louise Olin, Secretary
___________ __, 2001

                   -------------------------------------------

                           CONTENTS OF PROXY STATEMENT

                                                                           Page

Summary Of Proposal..........................................................1

Introduction.................................................................1

Proposal To Amend The Declaration To Eliminate Provisions That Are No
 Longer Required If The Trust Is Not A Business Development Company,
 Including The Requirement That The Trust Have A Board And Independent
 Trustees....................................................................2

Other Information............................................................9

Exhibit A - Proposed Amendment to the Declaration of Trust

Exhibit B - Listing of Statutory Provisions Affected by Amendment Proposal

RIDGEWOOD ELECTRIC POWER TRUST IV
947 Linwood Avenue, Ridgewood, New Jersey 07450-2939
Telephone:  (201) 447-9000 fax:  (201) 447-0474

                                 PROXY STATEMENT
                          for Solicitation of Consents
                              ___________ __, 2001

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                               SUMMARY OF PROPOSAL

The consents of the Investors of Ridgewood Electric Power Trust IV (the "Trust") are being requested to amend the Trust's Amended and Restated Declaration of Trust (the "Declaration") to eliminate provisions that were required because the Trust had previously been a business development company. Such provisions include requirements that the Trust have a Board and Independent Trustees and that certain actions of the Trust be approved by the Board and the Independent Trustees. These consents are being solicited by the Managing Shareholder on behalf of the Trust.

The purpose of the amendment of the Declaration is to eliminate procedural requirements that were originally included in the Declaration because the Trust was subject to the Investment Company Act of 1940, as amended (the "1940 Act"). The amendment to the Declaration will conform the Declaration to the declarations of trust of other funds managed by the Managing Shareholder. Proposals are simultaneously being submitted to investors of three other funds that are managed by the Managing Shareholder that are business development companies. These proposals will withdraw the elections of such funds to be treated as business development companies. These proposals will also eliminate provisions of the declarations of trust of such funds that were included to comply with the requirements of the 1940 Act. Similar proposals are also being submitted to the investors of two funds that are managed by the Managing Shareholder that are not business development companies.

It is expected that this Notice of Solicitation of Consents and this Proxy Statement and the Consent Form will be mailed to Investors on or about ___________ __, 2001. Investors are asked to give their written consent to the amendment of the Declaration no later than ___________ __, 2001 (the "Response Date"), unless the Managing Shareholder extends the Response Date, by returning the enclosed consent form to the Trust at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939 or by faxing it to (201) 447-0474. The Managing Shareholder may extend the Response Date if it does not receive approval for the amendment of the Declaration on or prior to the expiration of the original Response Date. The written consent of the holders of a majority of the outstanding Investor Shares of the Trust (other than the Managing Shareholder, the Corporate Trustee and their affiliates) is required for approval of the proposals described herein.

The remainder of this Proxy Statement contains important information regarding the amendment of the Declaration and Investors should read it in its entirety before deciding whether to give their written consent. Investors who wish further information may contact the Trust at the address above or by calling Mary Louise Olin, Vice President, at (201) 447-9000, or by e-mail at molin@ridgewoodpower.com.
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Background:
When the Trust was organized, it was not clear whether it would be required to register as an investment company. The Trust elected business development company status, a less restrictive alternative under the 1940 Act, so that it would be in compliance with the 1940 Act in the event that the development of its business required it to register as an investment company. At that time, its Declaration of Trust included provisions required under the 1940 Act for business development companies.

Following the organization of the Trust, the status of the Trust as a business development company was terminated pursuant to a proposal submitted to the Investors. The Managing Shareholder proposed such termination because the requirements of the 1940 Act would have made it substantially more difficult for the Trust to co-invest with other Ridgewood Funds (as defined below). Elimination of the requirements of the 1940 Act included in the Declaration at that time would have made the proposal to the Investors more complicated. In addition, at that time the other funds managed by the Managing Shareholder, which elected business development company status, remained business development companies. Because other funds managed by the Managing Shareholder remained business development companies, the Managing Shareholder did not find it necessary to eliminate the provisions of the Declaration that had been included to meet the requirements of the 1940 Act. Accordingly, when the Trust withdrew its election to be treated as a business development company, it did not seek to amend its Declaration of Trust to eliminate many such provisions but, instead, remained subject to certain provisions of the 1940 Act.

Amendments to the Declaration of Trust

The Managing Shareholder has determined that it would be in the best interest of the Trust and its Investors to amend the Declaration, as described below. The current Declaration contains provisions that were required to comply with requirements applicable to business development companies under the 1940 Act. For example, under the current Declaration, the Trust is required to have a "board", a majority of whose members are Independent Trustees. Under the Declaration, certain transactions must be approved by at least a majority of the Independent Trustees. The Managing Shareholder believes that it is no longer necessary to retain a board and Independent Trustees and that these requirements should be eliminated.

Because the Trust is not a business development company, there is no statutory requirement for a board and Independent Trustees. The Managing Shareholder believes that their elimination will simplify, and reduce the cost of, the Trust's operations. Notwithstanding such elimination, the Managing Shareholder will continue to be subject to fiduciary duties to the Trust and the Investors.

--------------------------------------------------------------------------------
Further, the amendment to the Declaration will conform the Declaration to the declarations of trust of other Ridgewood Funds. Proposals are simultaneously being submitted to investors of three other Ridgewood Funds that are business development companies. These proposals will withdraw the elections of such funds to be treated as business development companies. These proposals will also eliminate provisions of the declarations of trust of such Ridgewood Funds that were included to comply with the requirements of the 1940 Act. Similar proposals are also being submitted to the investors of two Ridgewood Funds that are not business development companies.

Finally, the Managing Shareholder intends to propose a transaction under which the Trust, the other Ridgewood Funds, the Managing Shareholder and Ridgewood Power Management LLC, which provides management services to the Ridgewood Funds, would be consolidated into a new entity with shares listed and traded on a national securities exchange (the "Consolidation"). If the amendment of the Declaration to eliminate the board and the Independent Trustees are not approved, the contemplated Consolidation would require the Trust to retain, at its expense, separate legal counsel and separate investment bankers to advise the Independent Trustees in connection with the Consolidation. These additional procedures would result in a substantial increase in time and expense for the Trust and would delay or even prevent completion of the Consolidation. In addition, pursuant to the Previous Amendment the Trust remained subject to certain provisions of the 1940 Act. These include provisions that could restrict transactions such as the Consolidation.

Certain Considerations in Connection with the Approval of the Proposal:

There may be potential benefits to the Investors from the review by Independent Trustees of transactions involving the Managing Shareholder. However, the Managing Shareholder believes that the factors described above outweigh these benefits. It should be noted that the Managing Shareholder may be subject to conflicts of interest in acting on behalf of the Trust and other Ridgewood Funds in considering and approving material transactions as described herein. However, if the amendments to the Declaration are approved certain of such transactions would require the approval of the holders of a majority of the outstanding Investor Shares of the Trust.

Forward-Looking Statements:

This Notice of Solicitation of Consents and Proxy Statement and the accompanying letter contain forward-looking statements. These forward-looking statements include statements concerning the Managing Shareholder's plans to propose the Consolidation transaction. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in these forward-looking statements. Risks and other factors that might cause such a difference include, but are not limited to, the effect of economic and market conditions; market conditions specifically applicable to the independent power business; and market conditions for debt and equity financing.
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


                                  INTRODUCTION

The consent which is requested in the foregoing Notice of Solicitation of Consents is being solicited by Ridgewood Power LLC, the "Managing Shareholder" of Ridgewood Electric Power Trust IV, a Delaware business trust (the "Trust") with respect to a proposal to amend its Declaration to amend or eliminate provisions of the Declaration that are not required since the Trust is not a business development company subject to the 1940 Act. Among other things, the proposed amendment provides for the elimination of the requirement that the Trust have a Board (the "Board"), a majority of whose members must be Independent Trustees, and that the approval of the Independent Trustees be obtained for certain transactions.

This proposal is being submitted to eliminate certain provisions which are no longer required since the Trust is no longer a business development company. The Managing Shareholder has determined that it would be in the best interest of the Trust and its Investors that the Investors vote in favor of this proposal. The consents will be tabulated at 5:00 p.m., prevailing local time, on a date (the "Tabulation Date") which is the later of ________, ___________ __, 2001 or a later date (but not later than ___________ __, 2001) to which the Managing Shareholder may adjourn the tabulation.

The mailing address and principal executive office of the Trust is 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939. Its telephone number is (201) 447-9000 and its facsimile number is (201) 447-0474. Consents must be given in writing and any consent given may be revoked by the Investor who gives the consent by notifying the Secretary of the Trust in writing at any time prior to the tabulation thereof. Consents and revocations may be mailed or delivered to the Trust at its principal executive office, as stated above, or may be sent by facsimile to the number stated above. All consents received will be tabulated unless revoked. The consents will be received at and will be tabulated at the principal executive office of the Trust. It is expected that the Notice of Solicitation of Consents and Proxy Statement and the form of consent will be mailed to Investors on or about ___________ __, 2001.

The close of business on ___________ __, 2001 has been fixed as the time for the determination of the Investors entitled to consent. Each share of beneficial interest in the Trust (an "Investor Share"), is entitled to one vote and fractional Investor Shares to corresponding fractional votes, except that any Investor Share owned by the Managing Shareholder or any person that controls, is controlled by or is under common control with the Managing Shareholder (an "Affiliate") will not be treated as outstanding and the holder thereof will not be entitled to consent. There are approximately 475 Investor Shares outstanding whose holders are entitled to consent in response to the Notice of Solicitation of Consents. Although there is no quorum for giving of consents, no action can be taken pursuant to this solicitation unless holders of a majority of the outstanding Investor Shares (excluding the Managing Shareholder and its affiliates) of the Trust entitled to consent, grant their consents to the action.

Votes made by consents returned prior to the Tabulation Date will be counted by the Managing Shareholder. Abstentions and failures by record holders to vote the shares owned by beneficial owners (including "broker non-votes") will not be counted as voting on the amendment proposal. Because the amendment proposal requires the vote of holders of a majority of the outstanding Investor Shares (excluding the Managing Shareholder and its affiliates) of the Trust entitled to consent, a failure to vote or a broker-non vote has the effect of a vote against the amendment proposal.

A copy of the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission (the " Commission"), including financial statements and schedules thereto, will be furnished by the Trust without charge to each person to whom this Proxy Statement is delivered, upon written or oral request of such person to the Trust at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939, Attention: Secretary, or by telephone request to the Trust at (201) 447-9000 during normal business hours.

PROPOSAL TO AMEND THE DECLARATION TO ELIMINATE PROVISIONS THAT ARE NOT REQUIRED SINCE THE TRUST IS NOT A BUSINESS DEVELOPMENT COMPANY, INCLUDING THE REQUIREMENT THAT THE TRUST HAVE A BOARD AND INDEPENDENT TRUSTEES

Background

When the Trust was organized, the Managing Shareholder had contemplated that it could, under certain circumstances, be an investment company required to register under the 1940 Act. In order to reduce legal risks at a time when the Trust's status under the 1940 Act was uncertain, the Trust elected to become a business development company, a less restrictive alternative to registering as an investment company under the 1940 Act. Therefore, its Declaration of Trust included provisions required under the 1940 Act for business development companies.

Pursuant to Amendment No. 1 to Amended and Restated Declaration of Trust of Ridgewood Electric Power IV (the "Previous Amendment"), dated as of September 9,1996, the status of the Trust as a business development company was terminated. The Managing Shareholder proposed such termination because the requirements of the 1940 Act would have made it substantially more difficult for the Trust to co-invest with other Ridgewood Funds. Elimination of the requirements of the 1940 Act at that time would have made the proposal to the Investors more complicated. In addition, at that time the other funds managed by the Managing Shareholder, which elected business development company status, remained business development companies. As a result, the Managing Shareholder did not find it necessary to eliminate the provisions of the Declaration of Trust that had been included to meet the requirements of the 1940 Act and the Trust did not amend its Declaration to eliminate such provisions.

Because the Trust is not a business development company, there is no statutory requirement that it comply with any of the provisions of the 1940 Act including, the statutory requirement that the Trust have a board and Independent Trustees. The Managing Shareholder believes that their elimination will simplify, and reduce the cost of, the Trust's operations.

The Managing Shareholder or its affiliates act as manager to the Trust, three other funds which are business development companies, Ridgewood Electric Power Trust I, Ridgewood Electric Power Trust II and Ridgewood Electric Power Trust III, and three other funds which are not business development companies, Ridgewood Electric Power Trust V, The Ridgewood Power Growth Fund and
Ridgewood/Egypt Fund (collectively, the "Ridgewood Funds"). The Managing Shareholder proposes to amend the Declaration in order to conform it to the Declarations of the Trust for other Ridgewood Funds. Proposals are simultaneously being submitted to investors of three other Ridgewood Funds that are business development companies. These proposals will withdraw the elections of such Ridgewood Funds to be treated as business development companies. These proposals will also eliminate provisions of the declarations of trust of such Ridgewood Funds that were included to comply with the requirements of the 1940 Act. Similar proposals are also being submitted to the investors of the two Ridgewood Funds that are not business development companies. The Managing Shareholder believes that the Declaration should be similarly amended to conform the declaration of trusts and administrative requirements for all of the funds managed by the Managing Shareholder.

Reasons for the Amendments

Pursuant to the Previous Amendment, the Trust continued to be subject to certain provisions of the 1940 Act. These include the requirement that the Trust have a Board, a majority of which are Independent Trustees. The Independent Trustees may not be "interested persons" of the Trust and must approve certain matters specified in the 1940 Act. Under the Declaration, the approval either the Board and the Independent Trustees or the Independent Trustees and the holders of a majority of the Investor Shares is required for the following matters:

     oAppointment of the independent accountants of the Trust;

     oCertain transactions with persons having defined relationships with the Trust, including a new management agreement between the Trust and the Managing Shareholder;

     oTransactions with either (a) an investment program sponsored by the Managing Shareholder or an affiliate of the Managing Shareholder (a "Ridgewood Program") or (b) an entity controlled by a Ridgewood Program or Programs or an entity in which a Ridgewood Program has invested, that if the Trust were a business development company would be prohibited for the Trust or entities in which the Trust invests by Sections 57(a) or 57(d) of the 1940 Act;

     oSales of shares below net asset value; and

     ocertain other transaction for which the approval of the Board or the Independent Trustees is required under the 1940 Act.

The Board has the power to supervise and review the Managing Shareholder's actions, and has the right to require action by the Managing Shareholder, to the extent necessary to carry out the fiduciary duties of the Board's members. The Board also has the power to remove the Managing Shareholder. Following the amendment of the Declaration, the Board and the Independent Trustees will no longer exercise these functions and the Trust will be managed solely by the Managing Shareholder. However, the consent of the holders of a majority of the outstanding Investor Shares of the Trust will be required for certain transactions with the Managing Shareholder and its affiliates.

The Managing Shareholder believes that the elimination of the Board and the Independent Trustees is in the best interest of the Investors. The requirement that there be a Board and Independent Trustees was originally included in the Declaration solely to comply with the requirements of the 1940 Act applicable to business development companies and to provide the approvals required of independent directors under the 1940 Act. The Independent Trustees were kept when the Previous Amendment was adopted so that there would be some independent review of transactions in which the Trust and another Ridgewood Fund would co-invest in power plants or investment projects. However, the Trust has completed its investments. Although the Board and the Independent Trustees have the powers described above, in practice, the Managing Shareholder has had the primary responsibility for the operations of the Trust. The role of the Board and the Independent Trustees has been, generally, limited to the specific items required under the 1940 Act.

Accordingly, the Managing Shareholder believes that the Investors have relied on the Managing Shareholder and not on the Board and the Independent Trustees to manage and control the operations of the Trust. There is no statutory requirement for a Board or Independent Trustees and the elimination of the Board and of the Independent Trustees will simplify and reduce the cost of the operations of the Trust. The Managing Shareholder does not believe that the operations of the Trust will be adversely affected by the elimination of the Board and of the Independent Trustees.

Moreover, the Managing Shareholder intends to propose a Consolidation transaction which could be affected if the amendments to the Declaration are not approved. In connection with such transaction, the Trust, the other Ridgewood Funds, the Managing Shareholder and Ridgewood Power Management LLC (the "Management Company"), the management company that provides management services to the Projects owned by the Ridgewood Funds, would be consolidated (the "Consolidation") into a new entity ("Newco"). Following the Consolidation, Newco's shares would be traded on a national securities exchange. In connection with the Consolidation proposal, the Managing Shareholder also intends to raise capital through an initial public offering or other financing transaction simultaneously with or shortly after the closing of the Consolidation.

In the event that the contemplated Consolidation occurs without the proposed amendments to the Declaration being approved, substantial additional procedures would be required to enable the Independent Trustees to meet their fiduciary duties and minimize their risk of liability. Among other things, if the Independent Trustees remained, it would be necessary for the Trust to retain, at considerable expense, separate counsel and separate investment bankers to advise the Independent Trustees in connection with the Consolidation. The Consolidation would also require the Independent Trustees to spend substantially more time in performing their duties as Independent Trustees than was originally contemplated and would create a risk of liability to the Independent Trustees. These additional procedures could delay or even prevent the Consolidation. In addition, pursuant to the Previous Amendment the Trust remained subject to certain provisions of the 1940 Act. These include provisions that could restrict transactions such as the Consolidation.

In addition, regardless of whether the amendment to the Declaration is approved, the Consolidation will require the consent of the holders of a majority of the outstanding shares of each of the Ridgewood Funds pursuant to a consent solicitation statement/prospectus included in a registration statement filed under the Securities Act of 1933, as amended, and declared effective by the Commission. Investors should recognize that the Consolidation proposal is still in the preliminary stages and that the Managing Shareholder can make no assurances that the Consolidation will be consummated.

The review and supervision by the Board and the Independent Trustees of certain transactions of the Trust and of the actions of the Managing Shareholder, and the ability of the Board to require action by the Managing Shareholder, may protect the Investors by providing an independent consideration of whether certain transactions are in the best interests of the Trust and whether the relevant terms are fair to the Trust. For example, in transactions between the Trust and the Managing Shareholder or other affiliates of the Trust, such as the Consolidation, the Managing Shareholder may have a conflict of interest.

If the proposal to amend the Declaration is approved and the Board and the Independent Trustees are eliminated, the Managing Shareholder will no longer be subject to their independent review. However, even in the absence of the Independent Trustees, the Managing Shareholder would still have to review such transactions and determine their fairness to the Investors. Moreover, the Managing Shareholder does not expect that the Trust will have any other material Ridgewood Program Transaction other than the Consolidation. The Managing Shareholder intends to also obtain a fairness opinion with respect to the Consolidation transaction. While the Managing Shareholder is subject to conflicts of interest, the Managing Shareholder believes that it will be able, in exercise of its fiduciary duties, to review and determine whether any proposed transaction is fair and in the best interests of the Investors.

In addition, the proposed amendment to the Declaration requires the approval of the holders of a majority of the outstanding Investor Shares of the Trust for certain transactions with affiliated parties (unless they only involve transactions with other Ridgewood Funds or transactions in the ordinary course of business pursuant to which the Managing Shareholder or its affiliates and any Ridgewood Fund jointly acquire goods or services from third parties, on an arm's length basis) such as the Consolidation, which may be considered a Ridgewood Program Transaction. The Managing Shareholder believes that the benefits associated with the elimination of the Independent Trustees, such as simplification of the Trust's operations and reduced operational and administrative costs, clearly outweigh any perceived detriment from the elimination of the Independent Trustees.

Potential Conflicts of Interests and Benefits to Related Parties

If the proposal to amend the Declaration is approved and a transaction between the Trust and any of its, or the Managing Shareholder's, affiliates is proposed by the Managing Shareholder, the Managing Shareholder might be considered to have potential conflicts of interest arising from its duties to the Trust and to itself, any of its affiliates, or any other Ridgewood Fund considering such transaction. However, as discussed below, such transactions would be subject to applicable laws, including laws governing conflicts of interest.

The Managing Shareholder may be considered to benefit from the elimination of the requirement that the Trust have a Board and Independent Trustees if a Consolidation is completed following such elimination, because the Management Company, an affiliate of the Managing Shareholder, would receive common stock in the combined entity in exchange for its interest in the Trust and the Management Company. Because the amendment to the Declaration will eliminate the requirement that the Board supervise and review the actions of the Managing Shareholder (and the right of the Board to require action by the Managing Shareholder), the amendment may increase the likelihood that affiliates of the Managing Shareholder will receive securities of the combined entity in connection with the Consolidation. In addition, the terms of a Consolidation may be more favorable to the Managing Shareholder and its affiliates than they would have been if the Board reviewed the Consolidation. However, in the event that the amendment is approved, the holders of a majority of the outstanding Investor Shares of the Trust will still be required to separately approve any such Consolidation.

Even if the Consolidation does not occur, the Managing Shareholder may be viewed as benefiting from the elimination of a Board and Independent Trustees, since the Board currently has the power to review the Managing Shareholder's actions and the Independent Trustees have the power to remove the Managing Shareholder. However, following the amendment of the Declaration, the holders of a majority of the outstanding Investor Shares of the Trust will retain the power to remove the Managing Shareholder.

Amendment to Declaration

In summary, the amendment to the Declaration (the "Amendment"), the text of which is attached as Exhibit A, will terminate the applicability to the Trust of such provisions of the 1940 Act or the rules promulgated thereunder to which the Trust remained subject pursuant to the Previous Amendment. A summary of the provisions of the 1940 Act that are applicable to the Trust pursuant to the Previous Amendment is attached hereto as Exhibit B, but for a comprehensive discussion of these provisions, each Investor should consult its legal counsel and the 1940 Act.

The Amendment will eliminate from the Declaration of Trust the requirement that the Trust have a Board, a majority of whose members are Independent Trustees, and terminate those functions previously exercised by such parties. See - Reasons for the Amendment, above. Pursuant to the Amendment, the persons who previously served as Independent Trustees will be entitled to the same rights of exculpation, indemnification and reimbursement as they had prior to the Amendment. In addition, the Managing Shareholder has agreed to indemnify the Independent Trustees to the same extent.

Although the Trust will no longer be subject to any of the requirements of the 1940 Act, the Declaration will be amended to provide that an Affiliate Transaction (excluding transactions with other Ridgewood Funds and transactions in the ordinary course of business pursuant to which the Managing Shareholder or its affiliates and any Ridgewood Fund jointly acquire goods or services from third parties, on an arm's length basis) must be approved by the holders of a majority of the outstanding Investor Shares of the Trust. The Consolidation, for example, would require the approval of the holders of a majority of the outstanding Investor Shares of the Trust. The Amendment defines an "Affiliate Transaction" as a transaction with a Managing Person (which includes the Managing Shareholder and its affiliates, and excludes any existing and new Ridgewood Funds). If the Declaration is amended, transactions between the Trust and other Ridgewood Funds in which the Managing Shareholder was not a party would not necessarily require investor approval even though such transactions might involve a potential conflict of interest for the Managing Shareholder. Following the amendment of the Declaration, the Investors will retain the power to remove the Managing Shareholder. However, in the event that the Managing Shareholder is removed, it may be entitled to receive certain payments from the Trust.

Copies of the Declaration of Trust reflecting all changes proposed by this Proxy Statement are available from the Trust without charge on request by any Investor. Requests should be made to the Trust at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939, Attention: Secretary, or by telephone to the Trust at
(201) 447-9000 during normal business hours.

Effects of Amendment of Declaration

Upon the approval of the Amendment by the requisite vote of the Investors, the Trust will no longer be subject to any of the provisions or the 1940 Act that the Trust remained subject to following the Previous Amendment. Although this section summarizes certain notable effects of the Amendment, for a complete review of such provisions of the 1940 Act, each Investor should consult its legal counsel, the 1940 Act, the Declaration and the Amendment.

Following the amendment of the Declaration, the Investors will retain rights of action under state laws and the Investors will have contractual rights of action for breach by the Managing Shareholder of the protections that are granted to the Investors under the Declaration. The Board and the Independent Trustees will be eliminated and they will cease to perform the functions described above. The Managing Shareholder will be solely responsible for managing the business and operations of the Trust. See - Reasons for the Amendment, above. The provision in the Declaration requiring that transactions with either (a) a Ridgewood Program, or (b) an entity controlled by a Ridgewood Program or Programs or an entity in which a Ridgewood Program has invested, that if the Trust were a business development company would be prohibited for the Trust or entities in which the Trust invests by Sections 57(a) or 57(d) of the 1940 Act, be approved by a majority of the Board and a majority of the Independent Trustees or by a majority of the outstanding Investor Shares of the Trust, will be terminated. However, new Affiliate Transactions, including the Consolidation, would require the consent of holders of a majority of the outstanding Investor Shares of the Trust.

Currently, the Management Agreement between the Trust and the Managing Shareholder is renewed annually as long as it is approved at least annually by the Board or by holders of a majority of the outstanding Investor Shares of the Trust. Following the amendment of the Declaration, holders of a majority of the outstanding Investor Shares of the Trust will retain the power to remove the Managing Shareholder, subject to the right of the Managing Shareholder to receive certain payments from the Trust in connection with such termination. The holders of a majority of the outstanding Investor Shares of the Trust will also retain the right to approve a new Management Agreement with the Managing Shareholder. See - Amendment to Declaration, above. However, the existing Management Agreement will be renewed automatically, for consecutive one (1) year terms, unless the Investors vote to terminate the Management Agreement in accordance with the terms of the Declaration.

Federal Income Tax Consequences

The amendment of the Declaration will not have any federal income tax consequences to the Investors.

Absence of Dissenter's Rights

There are no dissenter's or appraisal rights with respect to the amendment of the Declaration, which means that Investors who do not grant their consent to the amendment of the Declaration do not have the right to receive payment of the fair value of their shares.

No Additional Anti-Takeover Effects

The amendment of the Declaration will not cause the Trust to be subject to any business combination statute limiting the ability of corporations to merge with or enter into transactions involving interested stockholders and the proposed amendment of the Declaration does not contain provisions making a change of control of the Trust more difficult. However, it is possible that the elimination of the Board, who currently has the power to remove the Managing Shareholder, could be considered to make a change of control of the Trust more difficult. See - Amendment to Declaration, above.

Vote to Approve

Approval of the amendment of the Declaration proposals requires the affirmative vote of the holders of a majority of the outstanding Investor Shares (excluding the Managing Shareholder and its affiliates) of the Trust entitled to consent, such amendment will be effective as to all Investors. The Managing Shareholder has consented to the amendments to the Declaration.

THE MANAGING SHAREHOLDER RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE DECLARATION.

Ownership of Securities by Directors, Executive Officers and Certain Beneficial Owners

To the knowledge of the Trust, no person owns of record or beneficially more than 5% of the Trust's Investor Shares.

The following information pertains to the Investor Shares of the Trust beneficially owned, directly or indirectly, by the Managing Shareholder, the Independent Trustees, and executive officers individually and by all those persons as a group. Each person named has an address c/o the Trust at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939.

--------------------------------------------------------------------------------
   Shareholder                  Name             Amount and nature of    Percent
                                                 beneficial ownership
                                                 (Investor Shares)
--------------------------------------------------------------------------------
Managing Shareholder       Ridgewood Power LLC         2.0331             .4
with Affiliates (a)
--------------------------------------------------------------------------------
                           John C. Belknap              0                 0
Independent Trustees       Richard D. Propper, M.D.     0                 0
                           Seymour Robin               2.0                .4
--------------------------------------------------------------------------------
All current directors and executive officers as a      4.0331             .8
group (8) (a):
--------------------------------------------------------------------------------
(a) Mr. Swanson is the sole manager of the Managing Shareholder and beneficially owns all of its equity. He, therefore, beneficially owns all Investor Shares held by the Managing Shareholder.


OTHER INFORMATION

Cost of Consent Solicitation

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Solicitation and form of consent will be borne by the Trust. The Trust will request nominees and fiduciaries to forward the proxy material to the beneficial owners of the Investor Shares held of record by such persons, and the Trust will reimburse them, upon request, for reasonable expenses incurred in connection therewith. In addition to solicitation by mail, the Company' directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone and personal interviews.

Other Matters

No other business is to be presented pursuant to this Proxy Statement or the solicitation of consents.

Shareholder Proposals

No annual meeting of the Trust is provided for by the Declaration and the Trust does not currently contemplate that any special meeting of or further consent solicitation of Investors (except for any special meeting of or consent of Investors relating to the Consolidation) will occur. In the event that an Investor meeting or consent solicitation were to occur in the future, Investors wishing to present proposals for inclusion in proxy materials may do so within a reasonable time prior to the record date of the consent solicitation or special meeting. Inclusion of proposals is subject to federal laws and regulations governing proxy solicitations, which give the Trust in certain cases the right to refuse to include a proposal. There is no assurance that any proposal, if submitted, will be included in proxy materials or will be presented for consideration by Investors.

Transfer Agent and Shareholder Information

The transfer agent for the Investor Shares is the Managing Shareholder, located at 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939 and its telephone number is (201) 447-9000. For information concerning the Trust, please contact the Secretary of the Trust, Mary Louise Olin, at the Trust's principal executive offices.

On Behalf of the Managing Shareholder:              Robert E. Swanson, President
Ridgewood, New Jersey                                  ___________ __, 2001

                                    EXHIBIT A

                                 AMENDMENT NO. 2
                           TO THE AMENDED AND RESTATED
                              DECLARATION OF TRUST
                      OF RIDGEWOOD ELECTRIC POWER TRUST IV


This AMENDMENT NO. 2 (the "Amendment") to the Amended and Restated Declaration of Trust, dated as of August 31, 1995, as amended by Amendment No. 1, of Ridgewood Electric Power Trust IV, a Delaware business trust (the "Trust"), is made by Ridgewood Energy Holding Corporation, a Delaware corporation which is the Corporate Trustee of the Trust (the "Corporate Trustee"), as of ___________, 2001.

                                    RECITALS

The Corporate Trustee has entered into the Amended and Restated Declaration of Trust, dated as of September 9,1996, as amended by Amendment No. 1 (collectively, the "Prior Declaration") for the benefit of the persons admitted as Investors under the terms of the Prior Declaration. Capitalized terms not defined in this Amendment shall have the meanings assigned to them by the Prior Declaration. The Prior Declaration, as modified by this Amendment, is referred to as the "Declaration."

The Managing Shareholder has proposed to the Investors that the Trust amend the Prior Declaration as set forth herein and has submitted this Amendment to authorize such discontinuance to the Investors on ___________ __, 2001. The consents of the Investors were tabulated ___________ __, 2001, at which time the Trust determined that this Amendment had received the consent of the Investors required under Sections 15.8(b) and 15.2(b) of the Prior Declaration.

NOW THEREFORE, pursuant to the proposal of the Managing Shareholder and the consent of holders of a majority of the outstanding Investor Shares of the Trust (excluding the Managing Shareholder and its affiliates), the Corporate Trustee adopts this Amendment to the Prior Declaration as follows:

A. Authorization to Enter into Affiliate Transactions.

(a) Section 1.8(i) of the Prior Declaration (empowering the Trust to enter into business with other Ridgewood Programs) is amended by replacing it in its entirety with the following:

(i) To engage in Affiliate Transactions, subject to the requirements of Section 12.5(a).

(b) Article 2 of the Prior Declaration is amended by adding the following definitions:

"Affiliate Transaction" -- An "Affiliate Transaction" is any transaction with a Managing Person, provided, however, that for purposes of the definition of Affiliate Transaction (i) no Ridgewood Fund shall be deemed to be a Managing Person, and (ii) no transaction in the ordinary course of business pursuant to which a Managing Person and any Ridgewood Fund jointly acquire goods or services from third parties, on an arm's length basis, shall be deemed to be an Affiliate Transaction.

"Ridgewood Funds" - A "Ridgewood Fund" is each of:

(a) The Trust;

(b) Ridgewood Electric Power Trust I;

(c) Ridgewood Electric Power Trust II;

(d) Ridgewood Electric Power Trust III;

(e) Ridgewood Electric Power Trust V;

(f) The Ridgewood Power Growth Fund;

(g) and Ridgewood/Egypt Fund; and

(h) any other investment program sponsored by the Managing Shareholder or an Affiliate of the Managing Shareholder.

B. Conforming Changes to the Declaration

(a) The definitions of "Independent Trustee" and "Ridgewood Program Transaction" contained in Article 2 of the Prior Declaration are deleted in their entirety and the definition of "Trustee" contained in Article 2 of the Prior Declaration is amended as set forth below:

"Trustee"  -  A  person  serving  as  a  Corporate  [DELETION:   Trustee  or  an
Independent] Trustee under this Declaration.

(b) The definition of "Board" contained in Article 2 of the Prior Declaration is deleted in its entirety.

(c) The definition of "Management Agreement" contained in Article 2 of the Prior declaration is amended as set forth below:

"Management Agreement" - The management agreement dated as of January 3, 1995 between the Trust and the Managing Shareholder, as described in the Memorandum [DELETION: and adopted by the Independent Trustees], or as modified [INSERTION: pursuant to the terms thereof,[ [DELETION: or approved by the Independent Trustees or the Shareholders as required by the 1940 Act].

(d) Section 3.1(b) (limiting powers of the Corporate Trustee) of the Prior Declaration is amended as set forth below:

(b) The Corporate Trustee shall not exercise any management or administrative powers in respect of the Trust except on the direction of the Managing Shareholder [DELETION: and the Independent Trustees acting as the Board, as the case may be].

(e) Section 3.2 (liability and obligations of Independent Trustees) of the Prior Declaration is deleted in its entirety.

(f)  Section  3.3(a)  (liability  and  obligations  of Managing  Shareholder  to
[DELETION: Trustees][INSERTION: Third Parties) of the Prior Declaration is amended as set forth below:

(a) The Managing Shareholder shall be liable for any wrongful act or omission of the Corporate Trustee[DELETION: , the Independent Trustees] or the Trust, taken in the ordinary course of the Trust's business or with the authority of [DELETION: the Independent Trustees or] the Managing Shareholder, that causes loss or injury to any person who is not a Shareholder or that incurs any penalty.

(g) Section 3.6(b) (not invalidating transactions to which a Managing Person is a party if the requirements of the 1940 Act are met) of the Prior Declaration is amended as set forth below:

No act of the Trust shall be affected or invalidated by the fact that a Managing Person may be a party to or has an interest in any contract or transaction of the Trust if the interest of the Managing Person has been disclosed or is known to the Shareholders or such contract or transaction is at prevailing rates or on terms at least as favorable to the Trust as those available from persons who are not Managing Persons, [INSERSTION: provided that such contract or transaction is approved in accordance with Section 12.5] [DELETION: , provided that the requirements of the1940 Act are met].

(h) Section 3.8(a)(iii) (expenses incurred by a Managing Person in defending actions to be paid by the Trust in advance of the final disposition of the action if certain conditions are satisfied) of the Prior Declaration is amended as set forth below:

(iii) [DELETION: Either a majority of the]Independent [DELETION: Trustees who are not parties to the action, suit or proceeding or independent] legal counsel in a written opinion determines, based upon a review of the then readily-available facts, that there is reason to believe that the Managing Person will be found to be entitled to indemnification under Section 3.7. In so doing, it shall not be necessary to employ hearing or trial-like procedures.

(i) Section 8.4 (barring distributions to Shareholders to be made to the extent that they are prohibited by restrictions contained in the 1940 Act) of the Prior Declaration is amended as set forth below:

Limitation. Distributions to the Shareholders shall not be made to the extent that they are prohibited by restrictions contained in the 1940 Act, the Delaware Act or this Declaration.

(j) Section 9.5(a) (subjecting sales of additional Shares to the applicable requirements of the 1940 Act) of the Prior Declaration is amended as set forth below:

Additional Offers of Shares. (a) Beginning six months and one day after the Termination Date, the Trust may sell additional Shares if the Managing
Shareholder determines that the best interests of the Trust so require. All actions under this Section 9.5 are subject to any applicable requirements of the 1940 Act, and the Managing Shareholder may amend this Section 9.5 without notice to or ratification by the Investors as necessary to comply with the 1940 Act.

(k) Section 9.5(c) (subjecting the creation of additional series of Shares to the requisite compliance and approvals required under the 1940 Act) of the Prior Declaration is amended as set forth below:

The Managing Shareholder may cause the Trust to issue additional Shares of the same class as the Investor Shares initially offered to Investors in any number to such persons and on such terms as the Managing Shareholder may determine.
Further, if the Managing Shareholder determines that the Trust requires additional funds to develop or invest in an existing or new Project or Project Entity, the Trust may create additional series of Shares in such numbers without limitation or prior authorization under this Declaration, to be offered to such persons and having such terms and conditions as the Managing Shareholder may determine. Each additional series shall be limited to investments in Projects or Project Entities that are not coextensive with the entire Trust Property. When adopted by the Trust (with the approval of the Board if necessary under the 1940
Act), the terms and conditions of the Shares of an additional series shall be deemed an amendment of this Declaration and shall be effective without any notice, action by or approval of the Investors

(l) Section 9.7 (setting forth the Trust's compliance with certain business development company requirements) is deleted in its entirety.

(m) The heading of Article 12 of the Prior Declaration is amended as set forth below:

POWERS, DUTIES AND LIMITATIONS OF MANAGING SHAREHOLDER AND INDEPENDENT TRUSTEES

(n) The first paragraph of Section 12.4 (subjecting the specific powers of the Managing Shareholders to the powers of the Board) is amended as set forth below:

12.4 Specific Powers. In addition to the powers and duties otherwise provided for in this Declaration, the Managing Shareholder has the following powers and duties [DELETION: , subject to the supervision and revision of the Board under
Section 12.5].

(o) Section 12.5 (functions of Independent Trustees) of the Prior Declaration is deleted in its entirety, and the following language is inserted in lieu thereof:

12.5 Approvals by a Majority of the Shares. The Trust shall not take any of the following actions except after approval by a Majority of the Investors:

(a) Engage in any new Affiliate Transaction; and

(b) Execution of a new management agreement between the Trust and the Managing Shareholder or any other agreement under which a person is to act as an investment advisor for the Trust, provided, however, that the management agreement between the Trust and the Managing Shareholder, as in effect as of the date hereof, shall be renewed automatically, for consecutive one (1) year terms, and no approval by a Majority of the Investors shall be required in connection therewith.

(p) Section 12.9 (not invalidating transactions to which a Managing Person is a party if the requirements of the 1940 Act are met) of the Prior Declaration is amended as set forth below:

Right to Deal with Affiliates. No act of the Trust shall be affected or invalidated by the fact that a Managing Person may be a party to or have an interest in any contract or transaction of the Trust, provided that the fact of the Managing Person's interest shall be disclosed or shall have been known to the Shareholders or the contract or transaction is at prevailing rates or on terms at least as favorable to the Trust as those available from persons who are not Managing Persons [DELETION:, except that no Managing Person shall acquire assets from the Trust and the Trust shall not acquire any asset from a Managing Person except to the extent permitted by the 1940 Act].

(q) Section 12.11(a) (removal of Managing Shareholder) of the Prior Declaration is amended as set forth below:

(a) The holders of at least 10% of the Investor Shares may propose the removal of a Managing Shareholder, either by calling a meeting or soliciting consents in accordance with the terms of this Declaration. On the affirmative vote of a Majority of the Investors (excluding Investor Shares held by the Managing Shareholder that is the subject of the vote or by its Affiliates), such Managing Shareholder shall be removed. [DELETION: A majority of the Independent Trustees may also remove the Managing Shareholder.]

(r) Section 12.11(b)(2) (alternative valuation of Trust property) of the Prior Declaration is amended as set forth below:

In the alternative, [DELETION:subject to the Trust's obtaining an exemptive order from the Securities and Exchange Commission, if required,] the former Managing Shareholder may elect to engage a qualified independent appraiser and cause the Trust to engage a separate qualified independent appraiser (at the Trust's expense in each case), who shall value the Trust Property as of the date of such removal or other incapacity as if the Trust Property had been sold at its fair market value so as to include all unrecognized gains or losses. If the two appraisers cannot agree on a value, they shall appoint a third independent appraiser (whose cost shall be borne by the Trust) whose determination, made on the same basis, shall be final and binding. Based on the appraisal, the Trust shall make allocations to the former Managing Shareholders Capital Account of Profits, Losses and other items resulting from the appraisal as of the date of such removal or other incapacity as if the Trusts fiscal year had ended solely for the purpose of determining the former Managing Shareholder's Capital Account. If the former Managing Shareholder has a positive Capital Account after such allocation, the Trust shall deliver a promissory note of the Trust to the former Managing Shareholder, with a principal amount equal to the former Managing Shareholders Capital Account and which shall bear interest at a rate per annum equal to the prime rate in effect at Chase Manhattan Bank, N.A. on the date of removal or other incapacity, with interest payable annually and principal payable only from 20% of any available cash before any distributions thereof are made to the Investors under this Declaration. If the Capital Account of the former Managing Shareholder has a negative balance after such allocation, the former Managing Shareholder shall contribute to the capital of the Trust in its discretion either cash in an amount equal to the negative balance in its Capital Account or a promissory note to the Trust in such principal amount maturing five years after the date of such removal or other incapacity, bearing interest at the rate specified above. For purposes of this Section12.11(b)(2), from and after the date of any such removal or other incapacity, the former Managing Shareholder's interest in the Trust shall be terminated and the former Managing Shareholder shall no longer have any interest in the Trust other than the right to receive the -promissory note and payments thereunder as provided above.

C. Effect of Amendment on Independent Trustees

The persons serving as Independent Trustees prior to the effectiveness of this Amendment shall be deemed to no longer serve as Independent Trustees of the Trust effective as of the date of this Amendment. Notwithstanding anything in this Amendment to the contrary, the persons who served as Independent Trustees shall be entitled to the same rights of exculpation, indemnification and reimbursement (including, without limitation, the right to receive advances of expenses) as they had under the Prior Declaration, and to all of the benefits of the provisions of Article 3 of the Prior Declaration, with respect to (i) any act taken or omitted by them in their capacities as Independent Trustees, and
(ii) any liability incurred or claim or liability asserted against them, regardless of when incurred or asserted, in connection with their serving or having served as Independent Trustees of the Trust; it being the intent of this provision that the rights of the persons who served as Independent Trustees (as opposed to their power and authority to take action on behalf of or in connection with the management of the Trust after the effective date of this Amendment) shall not be diminished or impaired in any respect.

D. Construction of Amendment

The Managing Shareholder has power to construe this Amendment and the effects of the discontinuance of compliance with certain business development company requirements and to act upon any such construction. Its construction of those matters and any action taken pursuant thereto by the Trust or a Managing Person in good faith shall be final and conclusive.


IN WITNESS WHEREOF, the Corporate Trustee has executed this Amendment as of the ___ day of _________________, 2001.

                                           RIDGEWOOD ENERGY HOLDING CORPORATION

                                           By:
                                           Name:
                                           Title:

                                    EXHIBIT B


         LISTING OF STATUTORY PROVISIONS AFFECTED BY AMENDMENT PROPOSAL

The Trust will not comply after the amendment of the Declaration with any of the statutory provisions of the 1940 Act, or any of the rules promulgated thereunder including, without limitation, the following statutory provisions which the Trust had agreed to be bound by pursuant to the Previous Amendment:

     Section 55 (specifying types of assets in which the Trust may invest)
     Section 56 (requiring majority of directors to be persons who are not interested persons)
     Section 57 (restricting transactions with related persons)
     Section 59 (to the extent applying Sections 1, 2, 3, 4, 5, 6, 9, 10(f), 15(a), (c) and (f), 16(b), 17(f)-(j), 19(a), 20(b), 32(a) and (c), 34,
35(a)-(c),  36,  38(a) and (c),  39, 47, 50, 51, 52 and 53) Section 60 (applying certain Section 12 restrictions on investment companies)
     Section 61 (applying Section 18 limitations on capital structure)
     Section 62 (applying certain Section 21 limitations on loans to certain affiliates)
     Section 63 (applying certain Section 23 limitations on distribution and repurchase of the Trust's securities)
     Section 64 (applying Section 31 requirements as to books and records and authorizing the Commission to prescribe risk statements)
     Section 65 (applying Section 48 provisions)

                                  CONSENT FORM

     Reference is made to the Proxy Statement/Consent Solicitation Statement dated ___________, 200___, sent with this Consent Form to obtain your consent to the proposed amendments (the "Amendments") to the declaration of trust (the "Declaration of Trust") of Ridgewood Electric Power Trust IV (the "Trust"). The undersigned hereby votes as set forth below with respect to all beneficial interests in the Trust ("Investor Shares") which the undersigned may be entitled to vote.

     Please put an "X" in the appropriate box to vote "FOR" the Amendments, "AGAINST" the Amendments or to "ABSTAIN" from voting with respect to the Amendments.

[__] "FOR" the Amendments.   [__] "AGAINST" the Amendments.  [__] "ABSTAIN" from
                                                                  voting with
                                                                  respect to the
                                                                  Amendments.

This Consent Form must be completed and returned to the Trust in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 200___ or such later date as may be selected by the managing shareholder of the Trust.

------------------------------              -----------------------------------
Signature of Investor     Date           Signature of Co-owner (if any)     Date

         MAILING LABEL                      PLEASE DATE; SIGN EXACTLY AS
   (Includes name of the Trust)             YOUR NAME APPEARS ON THE
                                            MAILING LABEL, UNLESS YOUR
                                            NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-_____.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Amendments.

         By signing this Consent Form, you hereby acknowledge receipt of the Proxy Statement/Consent Solicitation Statement dated _______________, 200___, furnished herewith.

                  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _____________, THE INFORMATION AGENT, AT
(800)___-____.